UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): November 18, 2021

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-35713	45-2681082
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2529 Virginia Beach Blvd., Virginia Beach, VA	23452
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (757) 627-9088

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	WHLR	Nasdaq Capital Market
Series B Convertible Preferred Stock	WHLRP	Nasdaq Capital Market
Series D Cumulative Convertible Preferred Stock	WHLRD	Nasdaq Capital Market
7.00% Senior Subordinated Convertible Notes due 2031	WHLRL	Nasdaq Capital Market

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 29, 2021, the Board of Directors (the “Board”) of Wheeler Real Estate Investment Trust, Inc., a Maryland corporation (the “Company”), filed Articles of Amendment (the “Articles of Amendment”) with the Maryland State Department of Assessments and Taxation to amend the charter of the Company (the “Amendment”) to increase the aggregate number of shares of Common Stock, $0.01 par value per share (“Common Stock”) that the Company has the authority to issue.

Prior to this Amendment, the Company had the authority to issue 33,750,000 shares, consisting of 18,750,000 shares of Common Stock and 15,000,000 shares of Preferred Stock, without par value per share (“Preferred Stock”).

After this Amendment, the Company has the authority to issue 215,000,000 shares, consisting of 200,000,000 shares of Common Stock and 15,000,000 shares of Preferred Stock.

The Articles of Amendment became effective upon filing on November 29, 2021.

The foregoing description of the Articles of Amendment is a summary and is qualified in its entirety by the terms of the Articles of Amendment, a copy of which is filed as Exhibit No. 3.1 to this Current Report on Form 8-K and incorporated by reference into this Item 5.03.

Item 8.01. Other Events.

Interest on the Company’s 7.00% Senior Subordinated Convertible Notes due 2031

On November 18, 2021, the Board determined that interest on the Company’s 7.00% Senior Subordinated Convertible Notes due 2031 (the “Notes”) payable on December 31, 2021 to holders of record at the close of business at 5:00 p.m., New York City time, on December 1, 2021, of the Company’s Notes, shall be in the form of the Company’s Series D Cumulative Convertible Preferred Stock.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.
3.1	Articles of Amendment, filed with the State Department of Assessments and Taxation of Maryland on November 29, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 29, 2021	WHEELER REAL ESTATE INVESTMENT TRUST, INC.

	By:	/s/ M. Andrew Franklin
		Name:	M. Andrew Franklin
		Title:	Chief Executive Officer and President

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